Exhibit 10.4

Execution Version
[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED
PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED
INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE
REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT NO. 5 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment"), dated as of July 11, 2022, and effective as of July 8, 2022 (the "Effective Date"), to that certain Amended and Restated Revolving Credit Agreement, dated as of January 31, 2020 (as amended, restated supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement" and, as amended by this Amendment, the "Amended Credit Agreement"), among Opportunity Funding SPE III, LLC (the "Borrower"), Opportunity Financial, LLC (the "Company"), as originator (in such capacity, the "Originator"), as servicer (in such capacity, the "Servicer"), as a Guarantor (as defined in the Amended Credit Agreement) and as a Seller (as defined the Amended Credit Agreement), OppWin, LLC ("OppWin"), as a Seller and as a Guarantor, OppFi Management Holdings, LLC ("OppFi Management"), as a Guarantor, Opportunity Financial Card Company ("OppFi Card"), as a Guarantor, Ares Agent Services, L.P., as Administrative Agent (in such capacity, the "Administrative Agent") and as Collateral Agent (in such capacity, the "Collateral Agent" and together with the Administrative Agent, the "Agents"), and the Lenders parties thereto from time to time (the "Lenders" and each, individually, a "Lender").
PRELIMINARY STATEMENTS
WHEREAS, the Credit Parties, the Administrative Agent and the Lenders entered into the Existing Credit Agreement whereby the Lenders agreed to extend a revolving credit facility (the "Facility") to the Borrower and the Borrower agreed to secure its Obligations under the Existing Credit Agreement by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien on all of its assets;
WHEREAS, the parties hereto desire to amend the Existing Credit Agreement on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:
AGREEMENT
1.Definitions. Capitalized terms that are used in this Amendment (including the recitals hereto, which are herein incorporated) but are not defined herein shall have the meanings set forth in the Amended Credit Agreement, unless otherwise stated.
2.Amendments to Credit Agreement. Effective as of the date of this Amendment, the Existing Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

"California DFPI Proceeding" means Hewlett v. Opportunity Financial, LLC, Case No. 22STCV08163, filed in the Superior Court of California, County of Los Angeles on April 8, 2022.
(b)Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of "Regulatory Trigger Event" in its entirety and replacing it with the following:
"Regulatory Trigger Event" means (a) the commencement by any Governmental Authority of any formal inquiry or investigation (which for the avoidance of doubt excludes any routine inquiry or investigation), legal action or proceeding, against any Credit Party, any third party then engaged by the Servicer as a sub-servicer, the applicable Bank Partner Originator or the Originator, challenging such Person's authority to originate, hold, own, service, pledge or enforce any Receivable with respect to the residents of any jurisdiction, or otherwise alleging any noncompliance by any Credit Party, any third party then engaged by the Servicer as a sub-servicer, the applicable Bank Partner Originator or the Originator with such jurisdiction's applicable laws related to originating, holding, pledging, servicing or enforcing such Receivable or otherwise related to such Receivable, which inquiry, investigation, legal action or proceeding (i) is not released or terminated in a manner acceptable to the Administrative Agent in its sole discretion within [***] calendar days (or such later date as agreed to, in writing, by the Administrative Agent in its sole discretion)) of the earlier of any Credit Party's knowledge or receipt of written notice thereof and (ii) could reasonably be expected to have a Material Adverse Effect, as determined by the Administrative Agent in its sole discretion or (b) the issuance or entering of any stay, order, judgment, cease and desist order, injunction, temporary restraining order, or other judicial or non-judicial sanction, order or ruling against any Credit Party, any third party then engaged by the Servicer as a sub-servicer, the applicable Bank Partner Originator or the Originator related in any way to the originating, holding, pledging, servicing or enforcing of any Receivable or rendering the Purchase Agreement or a Bank Partner Sale Agreement unenforceable in such jurisdiction, the effect of which could reasonably be expected to have a Material Adverse Effect, as determined by the Administrative Agent in its sole discretion; provided, that, in each case, upon the favorable resolution of such inquiry, investigation, action or proceeding (whether by judgment, withdrawal of such action or proceeding or settlement of such action or proceeding), as determined by the Administrative Agent in its sole discretion and confirmed by written notice from the Administrative Agent, such Regulatory Trigger Event for such jurisdiction shall cease to exist immediately upon such determination by the Administrative Agent. It is understood and agreed that the jurisdiction of a Regulatory Trigger Event is the entire United States if the applicable Governmental Authority is a federal authority.

3.Limitation of Amendments.
(a)The amendments set forth in Article 2, above, are effective for the purposes set forth herein and shall be limited precisely as written. This Amendment does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Amended Credit Agreement, the other Credit Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect any Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Amended Credit Agreement, any other Credit Document or any other related document (all of which rights are hereby expressly reserved by the Agents and Lenders), (ii) except as specifically set forth herein, amend or alter any provision of the Existing Credit Agreement, any other Credit Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any of its Affiliates or any right, privilege or remedy of any Agent or any Lender under the Existing Credit Agreement, any other Credit Document or any other related document or (iv) constitute any consent (deemed or express) by any Agent or any Lender to any prior, existing or future violations of the Amended Credit Agreement, any other Credit Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Amended Credit Agreement, any other Credit Document or any other related document.
(b)This Amendment shall be construed in connection with and as part of the Amended Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Amended Credit Agreement and each other Credit Document are hereby ratified and confirmed and shall remain in full force and effect, except that on and after the date hereof all references in the other Credit Documents to the "Credit Agreement," "thereto," "thereof," "thereunder" or words of like import referring to the Existing Credit Agreement shall mean and refer to the Amended Credit Agreement.
4.Representations and Warranties; Ratification of Assignments.

(a)Each Credit Party affirms that the execution, delivery and performance of this Amendment and the performance by it of the Amended Credit Agreement have been duly authorized by all necessary action, and it has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Amended Credit Agreement.
(b)Each Credit Party represents and warrants that this Amendment and the Amended Credit Agreement constitute its legally valid and binding obligations, enforceable against it in accordance with the respective terms hereof and thereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
(c)Each Credit Party (with respect to itself) represents and warrants that the representations and warranties contained in Article 4 of the Existing Credit Agreement are true and correct in all material respects after giving effect to this Amendment on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default exists (after giving effect to this Amendment) or would result from this Amendment becoming effective in accordance with its terms.
5.Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:
(a)The Administrative Agent shall have received this Amendment duly executed by the Credit Parties.
(b)After giving effect to the terms of this Amendment, (i) the representations and warranties contained herein and in the Amended Credit Agreement and the other Credit Documents shall be true and correct in all material respects (except for such representations and warranties already qualified by materiality which shall be true and correct in all respects) on and as of the Effective Date (except to the extent they expressly relate to an earlier time); and (ii) no Default or Event of Default shall have occurred and be continuing.
(c)Borrower shall have paid to the Agents and the Lenders, as applicable, all outstanding Permitted Expenses.
6.Ratifications.
(a)The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement and the Credit Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Credit Agreement and the other Credit Documents are ratified and confirmed as of the Effective Date and shall continue in full force and effect. The Borrower hereby agrees that all Liens and security interests securing payment of the Obligations under the Credit Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The Credit Parties, the Agents and the Lenders agree that the Amended Credit Agreement and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).
7.Amendment as a Credit Document. Each Credit Party acknowledges and agrees that this Amendment constitutes a "Credit Document." Accordingly, it shall be an Event of Default under the Existing Credit Agreement if any representation or warranty made by a Credit Party under or in connection with this Amendment shall have been false in any material respect when made and which shall not have been remedied or waived within fifteen (15) Business Days after the earlier of (i) an Authorized Officer of such Credit Party becoming aware of such falsity, or (ii) receipt by such Credit Party of written notice from the Administrative Agent or any Lender of such falsity.
8.Expenses of Agents and Lenders. Each Credit Party agrees to pay, jointly and severally, promptly after demand, all reasonable and documented out-of-pocket costs and expenses of the Agents and the Lenders in connection with the negotiation, preparation, execution and delivery of this Amendment in accordance with Section 9.2 of the Amended Credit Agreement.
9.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
10.Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders, the Credit Parties, and their respective successors and permitted assigns, except that the Credit Parties may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Administrative Agent.
11.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
12.No Waiver. Other than as specifically set forth in Article 2, nothing contained in this Amendment shall be construed as an amendment or waiver by the Agents or the Lenders of any covenant or provision of the Existing Credit Agreement, the other Credit Documents, this Amendment, or of any other contract or instrument among the Credit Parties, the Lenders and the Agents, and the failure of the Lenders and the Agents at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Agents to thereafter demand strict compliance therewith. The Agents and Lenders hereby reserve all rights granted to each of them under the Existing Credit Agreement, the other Credit Documents, this Amendment and any other contract or instrument among the Credit Parties and any one or more of the Agents and the Lenders.
13.Release. Each Credit Party hereby voluntarily and knowingly releases and forever discharges each Agent and each Lender and their respective agents, directors, officers, partners, employees, successors and assigns, of and from all possible claims, demands, actions, causes of action, damages, costs, expenses, and liabilities whatsoever, fixed, contingent or conditional, at law or in equity, in each case of which it has knowledge as of the date hereof, arising in any way in connection with this Amendment or the Credit Documents, or any transactions or acts in connection herewith or therewith, originating in whole or in part on or before the Effective Date of this Amendment, which each Credit Party now or hereafter may have against any such Person, irrespective of whether any such claims, demands, actions, causes of action, damages, costs, expenses or liabilities are based upon contract, tort, violation of law or otherwise.
14.Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
15.Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 51401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
16.Final Agreement. THE AMENDED CREDIT AGREEMENT CONSTITUTES THE ENTIRE CONTRACT BETWEEN AND AMONG THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER THEREOF.
17.Time. Time is of the essence of this Amendment.

    IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

OPPORTUNITY FUNDING SPE III, LLC, as Borrower By:_/s/ Vasili Gerogiannis___________________ Name: Vasili Gerogiannis Title: Chief Capital Officer

OPPORTUNITY FINANCIAL, LLC,
in its individual capacity, as Originator, Servicer, a Seller and a Guarantor

By:_/s/ Vasili Gerogiannis___________________
Name: Vasili Gerogiannis
Title: Chief Capital Officer

OPPWIN, LLC,
as a Seller and a Guarantor

By:_/s/ Vasili Gerogiannis___________________
Name: Vasili Gerogiannis
Title: Chief Capital Officer

OPPFI MANAGEMENT HOLDINGS, LLC,
as a Guarantor

By:_/s/ Vasili Gerogiannis___________________
Name: Vasili Gerogiannis
Title: Chief Capital Officer

OPPORTUNITY FINANCIAL CARD COMPANY, LLC
as a Guarantor

By:_/s/ Vasili Gerogiannis___________________
Name: Vasili Gerogiannis
Title: Chief Capital Officer

[Signature Page to Amendment No. 5 to Amended and Restated Revolving Credit Agreement]

ARES AGENT SERVICES, L.P.,
    By: Ares Agent Services GP LLC,
    its general partner, as Administrative Agent and     Collateral Agent

By: _/s/ Jeffrey Kramer_________________________
Name: Jeffrey Kramer
Title: Authorized Signatory

SONORAN CACTUS PRIVATE ASSET BACKED FUND, LLC,
    By: Ares Cactus Operating Manager GP, LLC,
    its Manager as a Lender

By: _/s/ Jeffrey Kramer_________________________
Name: Jeffrey Kramer
Title: Authorized Signatory

GLENLAKE LOAN FUND, LLC,
    By: Ares Management LLC, its Investment     Manager as a Lender

By: _/s/ Jeffrey Kramer_________________________
Name: Jeffrey Kramer
Title: Authorized Signatory

DEARBORN PARK ASSET-BACKED FUND LLC
    By: Ares Management LLC,
    its Manager

By: _/s/ Jeffrey Kramer_________________________
Name: Jeffrey Kramer
Title: Authorized Signatory

ARES MULTI-CREDIT FUND LLC
    By: Ares Management LLC, its Manager

[Signature Page to Amendment No. 5 to Amended and Restated Revolving Credit Agreement]

By: _/s/ Jeffrey Kramer_________________________
Name: Jeffrey Kramer
Title: Authorized Signatory

ARES ICOF III FUND (DELAWARE), LP
    By: Ares ICOF III Management LP,
    its Investment Manager as a Lender

By: _/s/ Jeffrey Kramer_________________________
Name: Jeffrey Kramer
Title: Authorized Signatory

ARES ICOF III MINI MASTER FUND (CAYMAN), LP
    By: Ares ICOF III Management LP,
    its Investment Manager as a Lender

By: _/s/ Jeffrey Kramer_________________________
Name: Jeffrey Kramer
Title: Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.
    By: Ares Management LLC,
    its Investment Subadvisor

[Signature Page to Amendment No. 5 to Amended and Restated Revolving Credit Agreement]

By: _/s/ Matthew Jill___________________________
Name: Matthew Jill
Title: Authorized Signatory

SA REAL ASSETS 20 LIMITED
    By: Ares Capital Management, LLC, its     Investment Manager

By: _/s/ Matthew Jill___________________________
Name: Matthew Jill
Title: Authorized Signatory

[Signature Page to Amendment No. 5 to Amended and Restated Revolving Credit Agreement]